United States Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☑

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

1347 Property Insurance Holdings, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 27, 2016

April 29, 2016

To Our Stockholders:

You are cordially invited to attend our 2016 Annual Stockholders’ Meeting, which will be held at the offices of McDermott Will & Emery LLP, 340 Madison Ave., New York, NY 10173-1922, on Friday, May 27, 2016, at 10:00 a.m., local time, and any adjournments or postponements thereof for the following purposes:

1.	To elect to the Board of Directors the three persons nominated by the Board of Directors to serve as Class II directors;
2.	To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2016; and
3.	To consider and transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

Only stockholders of record at the close of business on April 1, 2016 will be entitled to vote at the Annual Meeting.

Please read the proxy statement and vote your shares as soon as possible. Your vote is very important. Please sign and return the accompanying proxy card, or follow the instructions on the card for voting by telephone or Internet. You may also attend the Annual Meeting and vote in person.

By Order of the Board of Directors,

/s/ Gordon G. Pratt
Gordon G. Pratt
Chairman of the Board

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON MAY 27, 2016:

The Company’s Proxy Statement for the 2016 Annual Meeting of Stockholders and the Company’s Annual

Report on Form 10-K for the year ended December 31, 2015 are available at

http://www.proxyvote.com

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1347 PROPERTY INSURANCE HOLDINGS, INC.

1511 N. Westshore Blvd, Suite 870

Tampa, FL 33607

PROXY STATEMENT FOR 2016 ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation of the accompanying proxies on behalf of the Board of Directors of 1347 Property Insurance Holdings, Inc. (the “Company”, “we”, or “us”) for use at the Company’s 2016 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 27, 2016 at 10:00 a.m., local time at the offices of McDermott Will & Emery LLP, 340 Madison Ave., New York, NY 10173-1922, and any adjournments or postponements of the Annual Meeting.

Why am I receiving these materials?

At the Annual Meeting, stockholders will act upon the matters described in the notice of meeting contained in this Proxy Statement, including the election of directors. You are receiving this Proxy Statement and the related form of proxy because the Board of Directors of the Company is soliciting your proxy to vote at the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may vote your shares as described in further detail below under the heading “How do I vote?” below.

When were these materials mailed?

The Company began mailing this Proxy Statement on or about April 29, 2016.

Who is entitled to vote?

Stockholders of record at the close of business on April 1, 2016 (the “Record Date”), are entitled to vote in person or by proxy at the Annual Meeting. Each stockholder is entitled to one vote for each share of common stock held on the Record Date. Stockholders do not have cumulative voting rights in the election of directors. For ten days prior to the Annual Meeting, during normal business hours, a complete list of all stockholders on the Record Date will be available for examination by any stockholder at the Company’s offices located at 1511 N. Westshore Blvd., Suite 870 Tampa, FL 33607. The list of stockholders will also be available at the Annual Meeting.

Who can attend the Annual Meeting?

All stockholders, or individuals holding their duly appointed proxies, may attend the Annual Meeting. Appointing a proxy in response to solicitation will not affect a stockholder’s right to attend the Annual Meeting and to vote in person. Please note that if you hold your shares in “street name” (in other words, through a broker, bank, or other institution), you will need to bring a proxy, executed in your favor, from the holder of record (the broker, bank or other institution) to gain admittance to the Annual Meeting.

What is the difference between a stockholder of record and a beneficial owner?

If your shares are registered directly in your name with our transfer agent, VStock Transfer, LLC, then you are a “stockholder of record.” This Notice of Meeting and Proxy Statement has been provided directly to you by the Company. You may vote by ballot at the meeting or vote by proxy. To vote by proxy, sign, date and return the enclosed proxy card or follow the instructions on the proxy card for voting by telephone or Internet. If your shares are held for you in a brokerage, bank or other institutional account (that is, held in “street name”), then you are not a stockholder of record. Rather, the institution is the stockholder of record and you are the “beneficial owner” of the shares. The accompanying Notice of Meeting and this Proxy Statement have been forwarded to you by that institution. If you complete and properly sign the accompanying proxy card and return it in the enclosed envelope, or follow the instructions on the proxy card for voting by telephone or Internet, the institution will cause your shares to be voted in accordance with your instructions. If you are a beneficial owner of shares and wish to vote in person at the Annual Meeting, then you must obtain a proxy, executed in your favor, from the holder of record (the institution).

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What constitutes a quorum?

A majority of the 6,108,125 shares of common stock outstanding on the Record Date must be represented, in person or by proxy, to provide a quorum at the Annual Meeting. If you vote, your shares will be part of the quorum. Shares represented by a proxy card can either be marked “ABSTAIN” or returned without voting instructions and are counted as present for the purpose of determining whether the quorum requirement is satisfied. Also, in those instances where shares are held by brokers who have returned a proxy but are prohibited from exercising discretionary authority on certain matters for beneficial owners who have not given voting instructions (“broker non-votes”), those shares will be counted as present for quorum purposes. However, broker non-votes and abstentions are considered as present for purposes of establishing a quorum but shall not be considered as votes cast for or against a proposal or director nominee except as otherwise described herein. Once a share is represented at the Annual Meeting, it will be deemed present for quorum purposes throughout the Annual Meeting.

What is the purpose of the meeting?

The principal purposes of the Annual Meeting are to elect three directors to the Company’s Board of Directors, to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016, and to transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

How do I vote?

If you are a holder of record, you can vote either in person at the Annual Meeting or by proxy without attending the Annual Meeting. We urge you to vote by proxy even if you plan to attend the Annual Meeting so that we will know as soon as possible that enough votes will be present for us to hold the meeting. If you attend the meeting in person, you may vote at the meeting and your proxy will not be counted. You can vote by proxy by any of the following methods:

Voting by Telephone or Internet. If you are a holder of record, you may vote by proxy by using either the telephone or Internet methods of voting. Proxies submitted by telephone or through the Internet must be received by 11:59 pm ET on May 26, 2016. Please see the proxy card for instructions on how to access the telephone and Internet voting systems.

Voting by Proxy Card. Each stockholder who receives stockholder materials by mail may vote by proxy by using the accompanying proxy card. When you return a proxy card that is properly signed and completed, the shares represented by your proxy will be voted as you specify on the proxy card.

If you hold your shares in “street name,” you must either direct the bank, broker or other record holder of your shares as to how to vote your shares, or obtain a proxy from the bank, broker or other record holder, executed in your favor, to vote at the meeting. Please refer to the voter instruction cards used by your bank, broker, or other record holder for specific instructions on methods of voting, including by telephone or using the Internet.

What does it mean if I receive more than one proxy card?

You will receive separate proxy cards when you own shares in different ways. For example, you may own shares individually, as a joint tenant, in an individual retirement account, in trust or in one or more brokerage accounts. You should complete, sign and return each proxy card you receive or follow the telephone or Internet instructions on each card. The instructions on each proxy card may differ. Be sure to follow the instructions on each card.

Can I change my vote or instruction?

Yes. The accompanying proxy is solicited from the holders of record of the common stock on behalf of the Board of Directors of the Company and is revocable at any time by giving written notice of revocation to the Company prior to the Annual Meeting or by executing and delivering a later-dated proxy by mail prior to the Annual Meeting. Furthermore, the stockholders of record who are present at the Annual Meeting may revoke their proxies and vote in person.

What happens if I submit a proxy card and do not give specific voting instructions?

If you are a stockholder of record and sign and return the proxy card without indicating your instructions, your shares will be voted in accordance with the recommendations of the Board of Directors. With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion. As of the date this proxy statement went to print, we did not know of any other matter to be raised at the Annual Meeting.

If you are a beneficial owner and you sign and return your proxy card without indicating your instructions, then, under applicable rules, the broker or other organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” maters. If the broker or other organization that holds your shares does not receive instructions from you on how to vote your shares, on a non-routine matter, that organization will inform the inspector of the election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Which voting matters are considered routine or non-routine?

Proposal 1 regarding the election of our Class II Directors is considered a non-routine matter under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore broker non-votes may exist in connection with Proposal 1.

The ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016 (Proposal 2) is considered a routine matter under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected in connection with Proposal 2.

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What happens if I do not submit a proxy card and do not vote by telephone or Internet?

If you are a stockholder of record and you neither designate a proxy nor attend the Annual Meeting, your shares will not be represented at the meeting. If you are the beneficial owner of shares held in street name, your broker or other nominee may vote in its discretion on routine matters under applicable rules. The broker or other nominee may not vote on matters considered non-routine.

What are the Board’s recommendations?

The Board recommends a vote:

1.	“FOR” the election of each of the three nominees to the Company’s Board of Directors.
2.	“FOR” the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016.

What vote is required to approve each item?

As to the election of directors, a stockholder may vote “FOR” the election of each of the nominees proposed by the Board, or to “WITHHOLD” authority to vote for one or more of the nominees being proposed. The election of a director requires the affirmative vote of a plurality of the votes cast by the holders of shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors, provided that a quorum is represented at the meeting. A “plurality” means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be elected at the meeting. As to Proposal 1 (election of directors), proxies marked “WITHHOLD” and broker non-votes will have no effect.

With respect to Proposal 2 (ratification of BDO USA, LLP), a stockholder may vote “FOR” or “AGAINST” ratification or “ABSTAIN” from voting on the proposal. Ratification requires an affirmative vote of the majority of the votes properly cast by the holders of shares of our common stock. Proxies marked “ABSTAIN” and broker non-votes shall not be considered as votes cast for or against Proposal 2 and will have no effect on the outcome of the proposal.

With respect to other matters that may properly come before the meeting, if any, unless otherwise required by law, our Third Amended and Restated Certificate of Incorporation, our Second Amended and Restated By-Laws or the rules of NASDAQ, such matters may be approved by the affirmative vote of the majority of the votes properly cast for and against such matter by the holders of shares of our common stock.

How will votes be counted?

Broadridge Investor Communication Services will count the vote and will serve as the inspector of the election at the Annual Meeting.

Who is paying for the preparation and mailing of the proxy materials and how will solicitations be made?

The Company will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by the Company’s directors, officers or employees in person or by mail, telephone, facsimile or electronic transmission. We do not compensate them for soliciting proxies. We have requested brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to beneficial owners and have agreed to reimburse those institutions for their out-of-pocket expenses.

How can I contact the members of the Board?

Stockholders may communicate with the full Board or individual directors by submitting such communications in writing to 1347 Property Insurance Holdings, Inc., Attn: Board of Directors (or the name of the individual director(s)), 1511 N. Westshore Blvd., Suite 870, Tampa, FL 33607. Such communications will be delivered directly to the director(s).

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PROPOSAL 1:

ELECTION OF DIRECTORS

The Company’s Board of Directors is divided into three classes, with each class being elected to a three-year term.

The Board of Directors has nominated Gordon G. Pratt, Leo Christopher Saenger, III, and Dennis A. Wong as Class II Directors to be voted upon at the Annual Meeting. Each of the three of these directors currently serve on our Board as Class II Directors.

Larry G. Swets, Jr. and Scott D. Wollney are Class III Directors serving terms ending at the 2017 Annual Meeting. Joshua S. Horowitz and Douglas N. Raucy are Class I Directors serving terms ending at the 2018 Annual Meeting.

The Board of Directors knows of no reason that Mr. Pratt, Mr. Saenger, or Mr. Wong might be unavailable to serve as the Class II Directors, and each has expressed an intention to serve, if elected. If Mr. Pratt, Mr. Saenger or Mr. Wong is unable to serve, the shares represented by all valid proxies will be voted “FOR” the election of such substitute nominee as the Board of Directors may recommend. There are no arrangements or understandings between any of the persons nominated to be a Class II Director and any other person pursuant to which any of such nominees was selected.

Required Vote

The election of a director requires the affirmative vote of a plurality of the votes cast by the holders of shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors, provided that a quorum is represented at the meeting. A “plurality” means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be elected at the meeting. Therefore, proxies marked “WITHHOLD” and “broker non-votes” will have no impact on the election of directors. Properly executed proxies submitted pursuant to this solicitation will be voted “FOR” the election of Mr. Pratt, Mr. Saenger and Mr. Wong as Class II Directors, unless specified otherwise.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF MR. PRATT, MR. SAENGER AND MR. WONG AS CLASS II DIRECTORS.

DIRECTORS

Directors Standing for Election (Class II)

Gordon G. Pratt, age 54, has served as the Chairman of our Board of Directors since November 21, 2013. Since March 2004, Mr. Pratt has been Managing Member of Fund Management Group LLC (“FMG”), a privately-held investment and holding company. Mr. Pratt currently serves as a Director, President, and Chief Executive Officer of 1347 Capital Corporation (NASDAQ: TFSC) and currently serves as Chairman of the Board of 1347 Capital LLC, a private investment advisory firm and also as Chairman of the Board of Directors (and on the audit and compensation committees) of Atlas Financial Holdings, Inc. (NASDAQ: AFH). He previously served as Vice Chairman of the board of United Insurance Holdings Corp. (NASDAQ: UIHC) and as Vice Chairman of the board of privately-held Avalon Risk Management Insurance Agency LLC. Mr. Pratt also served as a member of the Board of Directors of United Property & Casualty Insurance Company and as Chairman of the boards of directors for FMG Acquisition Corp. (OTC: FMGQ) and of privately-held Risk Enterprise Management Limited. From June 2004 to April 2006, he served as the Senior Vice President, Corporate Development of the Willis Group in New York and London, prior to which he was an equity holder and Managing Director of Hales Capital Advisors LLC and the Managing Partner of Distribution Partners Investment Capital L.P., a private equity fund focused on the insurance industry. Before joining Hales, Mr. Pratt was a Senior Vice President and a member of the management committee of Conning & Company, where he helped to raise and invest capital for three Conning Private Equity funds. He began his career at The Chase Manhattan Bank, N.A. in New York. Mr. Pratt obtained a bachelor’s degree from Cornell University and a Master of Management degree from Northwestern University. We believe Mr. Pratt’s qualifications to serve on our Board of Directors include more than 25 years’ experience in insurance company financial statement analysis and assessment and his experience serving as chairman or vice chairman on the boards of directors of other publicly-traded and privately held insurance enterprises.

Leo Christopher Saenger, III, age 48, has served as a member of our Board of Directors since November 21, 2013. Since February 2005, Mr. Saenger has served as President of Reliant Star Capital, Inc., which he founded in 2005 to focus on small and middle market private equity transactions. Based in New York, Reliant Star Capital, Inc. has consummated investments in industries ranging from computer peripherals to healthcare products and energy distribution. Prior to starting Reliant Star Capital, Inc., Mr. Saenger was a Partner at One Equity Partners, or OEP, a $5 billion private equity fund of J.P. Morgan, where he led investments in a variety of industries including healthcare, business services, aviation services and specialty insurance and completed dozens of acquisitions and add-on acquisitions for portfolio companies. During his approximately 10 years with OEP, Mr. Saenger took a leave of absence from April 2000 to February 2001 to work directly under Jamie Dimon, who was the newly-appointed CEO of Bank One, prior to its acquisition by JP Morgan Chase. At Bank One, Mr. Saenger led a five person “skunk works” team that worked on a variety of high-level banking strategic initiatives including technology reviews of various departments, competitive benchmarking, acquisition target analysis, and market research. Mr. Saenger started his career with Continental Illinois Venture Corp., the private equity branch of Continental Bank. He currently serves as a member of the Board of Directors (and on the audit committees) of Aphena Pharma Holdings and 1347 Capital Corporation (NASDAQ: TFSC), and as a member of the Board of Directors of the Scarsdale Golf Club, which is a non-profit organization. Mr. Saenger is also a trustee on the board of trustees of the St. Pius X Church, which is a non-profit organization. Mr. Saenger obtained a bachelor’s degree in finance and economics from the University of Notre Dame where he graduated cum laude and a Master of Business Administration with a double major in finance and entrepreneurial management from the University of Pennsylvania Wharton School of Business. We believe Mr. Saenger’s qualifications to serve on our Board of Directors include his approximately 20 years of management and investment experience leading Reliant Star Capital, Inc. and his experience serving on other boards and board committees across a broad range of industries.

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Dennis A. Wong, age 47, has served as a member of our Board of Directors since October 2015. Since 2005, Mr. Wong has served as the owner of and a consultant with Insurance Resolution Group, a consulting firm focused on providing strategic advisory and financial consulting for domestic and international insurance carriers. From 1997 to 2005, Mr. Wong worked in a variety of corporate roles with Kemper Insurance Companies, a leading national insurance provider, including as Chief Financial Officer of its international operations. From 1991 to 1997, Mr. Wong worked as a public accountant with KPMG LLP, where he specialized in accounting and operational advisory services for the insurance industry. Mr. Wong obtained a Bachelor of Arts degree in Economics with an Accountancy Cognate from the University of Illinois. Mr. Wong is a Certified Public Accountant. We believe Mr. Wong’s qualifications to serve on our Board of Directors include his insurance industry experience, as well as his experience as an auditor for various insurance companies.

Directors Continuing in Office

Directors whose present terms continue until 2017 (Class III):

Larry G. Swets, Jr., age 41, has served as a member of our Board of Directors since November 21, 2013. Since July 2010, Mr. Swets has served as the President and Chief Executive Officer and, since September 2013, as a member of the board of directors, of Kingsway Financial Services, Inc. Prior to that, Mr. Swets served as Executive Vice President of Corporate Development for Kingsway from January 2010 to July 2010. Before joining Kingsway, in 2005, Mr. Swets founded Itasca Financial LLC, an advisory and investment firm specializing in the insurance industry from which Mr. Swets separated in December 2009. Prior to his work at Itasca Financial, Mr. Swets served as an insurance company executive and advisor, including the roles of Director of Investments and Fixed Income Portfolio Manager for Kemper Insurance (June 1997 to May 2005). At Kemper Insurance, he also evaluated business units, executed corporate transactions and divestitures, and developed financial projections and analysis for the company during its runoff stage. Mr. Swets began his career in insurance as an intern in the Kemper Scholar program in 1994. Mr. Swets is a member of the board of directors of Kingsway, Atlas Financial Holdings, Inc. (NASDAQ: AFH), and 1347 Capital Corp (NASDAQ: TFSC), a blank check company. He is currently a member of the Young Presidents’ Organization. Previously, he served as a member of the board of directors of United Insurance Holdings Corp. (NASDAQ: UIHC), from 2008 to March 2012, and Risk Enterprise Management Ltd from November 2007 to May 2012. Mr. Swets obtained a bachelor’s degree from Valparaiso University and a Master’s degree in finance from DePaul University. He also holds the Chartered Financial Analyst designation. We believe Mr. Swet’s qualifications to serve on our Board of Directors include his more than ten years of executive management and leadership experience in the insurance industry.

Scott D. Wollney, age 47, was appointed to our Board of Directors on March 30, 2015. Since December 2010, Mr. Wollney has served as the President, Chief Executive Officer and Director of Atlas Financial Holdings, Inc. (NASDAQ: AFH), a specialty commercial automobile insurance company. From July 2009 until December 2010, Mr. Wollney was President and Chief Executive Officer of Kingsway America Inc. (KAI), a property and casualty holding company and subsidiary of Kingsway Financial Services, Inc. (NYSE: KFS). From May 2008 to March 2009, he was the President and Chief Executive Officer of Lincoln General Insurance Company (a subsidiary of KAI), a property and casualty insurance company. Mr. Wollney co-founded Avalon Risk Management, Inc., an insurance broker, in 1998 and served as its President from 2002 to 2008. Mr. Wollney has more than 25 years of experience in property and casualty insurance. During his tenure in the industry, Mr. Wollney has held executive positions at both insurance companies as well as brokerage operations. Mr. Wollney is a MBA graduate of Northwestern University’s Kellogg School of Management with a concentration in finance and management strategy and holds a Bachelor of Arts degree from the University of Illinois. We believe Mr. Wollney’s qualifications to serve on our Board of Directors include his direct operating experience with respect to numerous disciplines which are critical to the insurance business.

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Directors whose present terms continue until 2018 (Class I):

Douglas N. Raucy, age 59, has served as our President and Chief Executive Officer and as a member of our Board of Directors since its inception in October 2012. He has served in the same positions at both of our wholly-owned subsidiary companies, Maison Insurance Company and at Maison Managers Inc. since their inception in October 2012. Prior to joining our company, Mr. Raucy served as the Chief Executive Officer and President and as a member of the Board of Directors of Access Home Holdings LLC, Access Home Insurance Company and Access Home Managers LLC from August 2011 to October 2012. He also served as the Chief Executive Officer and President and as a member of the Board of Directors of Prepared Holdings LLC, Prepared Insurance Company and Prepared Managers LLC. From January 2001 to August 2008, he served as the Chief Operating Officer of the Institute of Business and Home Safety (IBHS), a property mitigation firm that focuses on disaster-resistance property research and education. Mr. Raucy’s prior executive experience also includes positions held during his 20 year tenure at Allstate Insurance Company, including his role as the Director and Founder of the National Catastrophe Team and National Catastrophe Center from 1995 through 2001, where he led the Allstate Insurance Company efforts for every major national catastrophe. He previously served as a member of the advisory board for Marshall Swift/Boech and a consultant to the Ocean Research & Resources Advisory Panel, a U.S. federal advisory committee studying the effects of the ocean on global weather patterns. Mr. Raucy obtained a bachelor’s degree from Utah State University. We believe Mr. Raucy’s business and management experience make him a qualified and valuable member of our Board of Directors.

Joshua S. Horowitz, age 38, was appointed to our Board of Directors in April 2015. Since July 2014, he has served as a member of the Board of Directors of 1347 Capital Corp (NASDAQ: TFSC), a blank check company. Since January 2012, Mr. Horowitz has served as managing director of Palm Ventures LLC, a family office private investment firm. Palm Ventures LLC and its affiliates invest in a wide range of public and private companies. From October 2011 to December 2011, Mr. Horowitz worked as an independent consultant. From September 2010 to September 2011, Mr. Horowitz served as Director of Research of Inverlochy Capital Ltd., a private asset management company. From April 2009 to April 2010, Mr. Horowitz served as managing director of Sapinda GmbH, a private investment holding company. From March 2004 to October 2008, Mr. Horowitz served as Director of Research for Berggruen Holdings, Inc., a family office with over $2 billion in assets under management globally. In these positions, Mr. Horowitz has analyzed and managed investments in hundreds of companies, with an emphasis on insurance and financial firms. Mr. Horowitz has served as a member of the Board of Directors of Lincoln General Insurance Company, a private insurance company, from October 2011 until November 2015. He is currently a director for Democracy at Work, a 501(c)(3) non-profit organization. Mr. Horowitz obtained a Bachelor of Science degree in Management from Binghamton University. In March 2015, Mr. Horowitz successfully completed the Business of Insurance Certificate Program at St. John’s University. We believe Mr. Horowitz’s qualifications to serve on our Board of Directors include his executive management experience, his experience with the analysis and management of investments in companies in the insurance sector, and his service on the board of a private insurance company.

Board Meetings and Independence

During the year ended December 31, 2015, the Board of Directors held 14 formal meetings. During 2015, no director attended less than 75% of the Board and applicable committee meetings. Board members are encouraged, but not required to attend the Annual Meeting. Five of the seven Board members then serving attended our 2015 Annual Meeting of Stockholders.

The Board has determined that five of its members are “independent directors” as defined under the applicable rules of the NASDAQ Stock Market and the Securities and Exchange Commission. The five independent directors are Gordon G. Pratt, Leo Christopher Saenger, III, Scott D. Wollney, Dennis A. Wong and Joshua S. Horowitz. In making its determination of independence, the Board of Directors considered questionnaires completed by each director and all ordinary course transactions between the Company and all entities with which the director is employed. In the case of Mr. Pratt, the Board also considered his role as managing member of FMG and sole manager of FEA Pratt Family Holdings LLC, entities which combined own approximately 10% beneficial ownership interest in the Company.

Board Leadership Structure and Risk Oversight

Our Board of Directors does not have a policy on whether the same person should serve as both the Chief Executive Officer and the Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. Our Board believes that it should have the flexibility to periodically determine the leadership structure that it believes is best for the Company. Currently, the positions of Chairman of the Board and Chief Executive Officer are separated. The Chief Executive Officer currently serves as the only member of management on the Board.

The Chairman of the Board typically presides at all meetings of the Board and is elected to serve by the directors. The Chairman’s role also includes providing feedback on the direction and performance of the Company, setting the agenda of meetings of the Board of Directors and leading the Board of Directors in anticipating and responding to changes in our business.

Our Board is actively involved in oversight of risks that could affect the Company. This oversight is conducted primarily through committees of the Board as disclosed in the descriptions of each of the committees herein and in the charters of each of the committees, but the full Board has retained responsibility for general oversight of risks. Our Board satisfies this responsibility through full reports by each committee chair regarding the applicable committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company.

Code of Ethics

We have adopted a code of ethics applicable to all employees and directors of the Company. Our code of ethics has been posted on our corporate website: www.1347pih.com under the heading “Governance Documents”.

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Board Committees and Committee Member Independence

Our Board of Directors has an Audit Committee, a Compensation and Management Resources Committee, and a Nominating and Corporate Governance Committee. The composition of each committee as of April 29, 2016 is outlined in the table below. Our Board of Directors utilizes the NASDAQ rules and independence standards in determining whether its members are independent.

	Audit Committee	Compensation & Management Resources Committee	Nominating & Corporate Governance Committee
Gordon G. Pratt		X
Leo Christopher Saenger, III		X	X
Scott D. Wollney	X		X
Dennis A. Wong	X
Joshua S. Horowitz	X	X	X

The following is a summary of the respective responsibilities of each of the Board’s standing committees. The Board of Directors has approved and adopted a written charter for each of the committees listed, copies of which are posted on the Company’s website at www.1347pih.com in the “Governance Documents” section.

Audit Committee. The Audit Committee was appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities with respect to the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the external auditor’s qualifications, independence, and performance, and the performance of the Company’s internal audit function. The Audit Committee’s primary duties and responsibilities are to:

•	Oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.
•	Identify and monitor the management of the principal risks that could impact the financial reporting of the Company.
•	Monitor the integrity of the Company’s financial reporting process and system of internal controls regarding financial reporting and accounting appropriateness and compliance.
•	Recommend the appointment of and monitor the independence and performance of the Company’s external auditors and the appointed actuary.
•	Provide an avenue of communication among the external auditors, the appointed actuary, management, and the Board.
•	Review the annual audited and quarterly financial statements with management and the external auditors.

Audit committee members shall meet independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, the independence requirements of the NASDAQ listing standards and all other applicable rules and regulations. The Board of Directors has determined that Mr. Wong is the “audit committee financial expert” as that term is defined in Securities and Exchange Commission Regulations. Each member of the Audit Committee is independent and satisfies the applicable requirements for Audit Committee membership under the NASDAQ rules. The Audit Committee held six meetings during the year ended December 31, 2015.

Compensation and Management Resources Committee. The primary purpose of the Compensation & Management Resources Committee (the “Compensation Committee”) is to assist the Board of Directors in discharging its responsibilities with respect to compensation of the Company’s senior officers and subsidiary presidents and to provide recommendations to the Board in connection with directors’ compensation. The Compensation Committee receives input and recommendations from the Company’s executive officers. Neither the Compensation Committee nor management has engaged a compensation consultant as of April 29, 2016. Each Compensation Committee member is independent and satisfies the applicable requirements for Compensation Committee membership under the NASDAQ rules. The Compensation Committee held two meetings during the year ended December 31, 2015.

Nominating and Corporate Governance Committee. The purpose of the Nominating and Corporate Governance Committee (the “Nominating Committee”) is to identify, evaluate and recommend individuals qualified to become members of the Board of Directors, consistent with criteria approved by the Board of Directors, select, or recommend that the Board select the director nominees to stand for election at each annual or special meeting of stockholders of the Company in which directors will be elected or to fill vacancies on the Board, develop and recommend to the Board a set of corporate governance principles applicable to the Company, oversee the annual performance evaluation of the Board and its committees and management, and otherwise take a leadership role in shaping and providing oversight of the corporate governance of the Company, including recommending directors eligible to serve on all committees of the Board. Each Nominating Committee member is independent and satisfies the applicable requirements for Nominating Committee membership under the NASDAQ rules. The Nominating Committee held one meeting during the year ended December 31, 2015.

Although the Nominating Committee has not formulated any specific minimum qualifications that the committee believes must be met by a director-nominee that the committee recommends to the Board, the factors it will take into account will include judgement, skill, diversity, experiences with businesses and other organizations of comparable size and scope, the interplay of the candidate’s experience with the experience of other directors, and the extent to which the candidate would be a desirable addition to the Board of Directors and any committees of the Board. Each of the proposed director nominees was recommended by independent members of the Board of Directors.

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The Nominating Committee will consider recommendations for directorships submitted by stockholders. Any such director nominee recommendations must be addressed to the Secretary of the Company, 1511 N. Westshore Blvd., Suite 870, Tampa, FL 33606, and include appropriate biographical information concerning each proposed nominee. The secretary will forward recommendations to the Nominating Committee and those candidates will be given the same consideration as all other candidates. Each recommendation should set forth the candidate’s name, age, business address, business telephone number, residence address, and principal occupation or employment as well the submitting stockholder’s name, address and telephone number and number of shares held. The committee may require the recommended candidate to furnish additional information.

A stockholder wishing to nominate an individual for election to the Board of Directors at the Annual Meeting, rather than recommend a candidate to the Nominating Committee, must comply with the advance notice requirements set forth in Article I, Section 4 of our bylaws. See “Stockholder Proposals for Presentation at the 2017 Annual Meeting” for further information.

Director Compensation

The Board determines the form and amount of non-employee director compensation after its review of recommendations made by the Compensation Committee. Non-employee directors receive such compensation as determined by a majority of the Board. Directors who are employees of the Company do not receive compensation for their service as directors.

During the year ended December 31, 2015, the Company compensated non-employee directors with cash payments that include a yearly fee of $50,000 (paid in four equal quarterly installments) to each member of the Board serving at each payment date, as well as an additional $25,000 paid to the Chairman of the Board and an additional $15,000 paid to the Chairman of the Audit Committee.

The following table sets forth information with respect to compensation earned by each of our non-employee directors for the year ended December 31, 2015.

Non-Employee Director	Fees Earned or Paid in Cash ($)	Total ($)
Gordon G. Pratt(2)	75,000	75,000
Leo Christopher Saenger, III(3)	61,250	61,250
Larry G. Swets, Jr.	50,000	50,000
Scott D. Wollney(4)	37,500	37,500
Joshua S. Horowitz(4)	37,500	37,500
Dennis A. Wong(5)	28,750	28,750
Hassan R. Baqar(6)	25,000	25,000
1.	In addition to their director compensation, non-employee directors are reimbursed for travel and other reasonable out-of-pocket expenses related to their attendance at board or committee meetings. These expenses have not been included in the table above.
2.	As Mr. Pratt served as the Chairman of our Board for the entirety of 2015, his fees include $50,000 paid to each member of the Board as well as an additional $25,000 paid for his additional responsibilities as Chairman.
3.	Mr. Saenger served as the Chairman of the Audit Committee from January 1, 2015 through October 29, 2015, thus his fees include $11,250 for serving as Chairman of the Audit Committee in addition to the $50,000 paid to each member of the Board.
4.	Mr. Wollney and Mr. Horowitz were appointed to the Board of Directors in March and May 2015, respectively, and thus received ¾ of the annual $50,000 paid to each member of the Board.
5.	Mr. Wong was appointed to the Board of Directors in August 2015 and was appointed as Chairman of the Audit Committee on October 30, 2015, thus his fees include $25,000 for serving on the Board as well as $3,750 for serving as Chairman of the Audit Committee.
6.	Mr. Baqar was a member of our Board from January 1, 2015 through May 29, 2015 and thus his fees include 50% of the annual $50,000 paid to each member of the Board.

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PROPOSAL 2:

TO RATIFY THE APPOINTMENT OF BDO USA, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2016

At the Annual Meeting, stockholders will be asked to ratify the appointment of BDO USA, LLP (“BDO”) as our independent registered public accounting firm for the year ending December 31, 2016. The Audit Committee of our Board of Directors has recommended, and the Board of Directors has already appointed BDO as our independent registered public accounting firm for the year ending December 31, 2016. BDO also served as our independent registered public accounting firm for the year ended December 31, 2015. If the stockholders do not ratify the appointment of BDO, our Board will consider the selection of other independent registered public accounting firms for 2016, but will not be required to do so.

Stockholder ratification of the appointment of BDO is not required by our Third Amended and Restated Certificate of Incorporation or our Second Amended and Restated By-Laws. However, our Board of Directors is submitting the appointment of BDO to the stockholders for ratification as a matter of good corporate practice. Even if the appointment is ratified, our Board of Directors, in its discretion, may direct the appointment of a different independent registered public accounting firm for 2016 if the Board of Directors feels that such a change would be in the best interests of the Company and its stockholders.

Representatives of BDO will not be present at the Annual Meeting.

Required Vote

Ratification requires an affirmative vote of the majority of the votes properly cast by the holders of shares of our common stock. Proxies marked “ABSTAIN” and broker non-votes shall not be considered as votes cast for or against Proposal 2 and will have no effect on the outcome of the proposal. A broker or other nominee may generally vote on routine matters such as Proposal 2, and therefore no broker non-votes are expected in connection with this Proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016.

Principal Accountant Fees and Services

The consolidated financial statements for the year ended December 31, 2015 and 2014 have been audited by BDO, our independent registered public accounting firm. Our Audit Committee requires that management obtain the prior approval of the Audit Committee for all audit and permissible non-audit services to be provided by BDO. Fees for all services provided by BDO were pre-approved by the Audit Committee pursuant to this procedure. The following table shows fees we incurred for professional services rendered by BDO for 2015 and 2014.

	Year ended December 31,
	2015	2014
Audit fees(1)	$172,125	$155,450
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total	$172,125	$155,450
1.	Includes professional fees billed for the audits of our financial statements, review of interim condensed financial statements, and other professional services that are normally provided by BDO in connection with statutory and regulatory filings or engagements.

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AUDIT COMMITTEE REPORT

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its general oversight of the Company’s financial reporting process. The Audit Committee conducted its oversight activities for the Company in accordance with the duties and responsibilities outlined in the Audit Committee charter.

The Company’s management is responsible for the preparation, consistency, integrity and fair presentation of the financial statements, accounting and financial reporting principles, systems of internal control and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Company’s independent registered public accounting firm, BDO, is responsible for performing an independent audit of the Company’s financial statements.

The Audit Committee hereby reports as follows:

1.	The Audit Committee has reviewed and discussed the audited financial statements as of and for the year ended December 31, 2015 with management.
2.	The Audit Committee has discussed with BDO, the Company’s independent auditors for the year ended December 31, 2015, the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16, Communications with Audit Committees.
3.	The Audit Committee has received the written disclosures and the letter from BDO required by applicable requirements of the PCAOB regarding BDO’s communications with the Audit Committee concerning independence, and has discussed with BDO its independence.
4.	Based upon the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

/s/ Dennis A. Wong, Chairman

/s/ Scott D. Wollney

/s/ Joshua S. Horowitz

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COMPENSATION OF EXECUTIVE OFFICERS

With respect to executive compensation, the Compensation Committee’s primary goal is to retain and motivate highly skilled executives aligning their pay with the Company’s performance and stockholder returns. Our compensation consists primarily of five components: (i) base salary, (ii) an annual cash bonus, (iii) equity-based incentive awards, (iv) retirement benefits in the form of Company paid matching and profit sharing contributions to the Company’s 401(k) retirement plan, and (v) premiums paid by the Company on the behalf of our employees for health, dental, life and other ancillary insurance coverages.

The following table summarized the compensation for our named executive officers for the years shown. The Company does not have any employment agreements with its employees.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Douglas N. Raucy President and Chief Executive Officer	2015	300,000	120,000	16,808	12,866	37,102	473,910
	2014	280,000	100,000	—	86,965	8,446	475,411
John S. Hill VP and Chief Financial Officer	2015	190,000	45,000	5,378	—	35,889	276,267
	2014	175,000	25,000	—	12,547	6,618	219,165
Dean E. Stroud VP and Chief Underwriting Officer	2015	190,000	45,000	5,378	—	11,332	251,710
	2014	175,000	40,000	—	25,473	658	241,131
Robert G. Gantley Vice President - Claims	2015	175,000	—	—	—	32,552	207,552
	2014	65,064	—	—		27,003	92,067

(1)	The fair value of option awards granted to Mr. Raucy in 2015 is comprised of the incremental fair value resulting from the modification of Mr. Raucy’s option award granted on February 28, 2014. Through a series of amendments, the Company extended the expiration date of the stock option from March 15, 2015 to June 15, 2016, provided that Mr. Raucy is employed by the Company on the date of exercise.
(2)	Stock awards consist of 20,500 restricted stock units (“RSU’s”) granted to our executive officers on May 29, 2015. Each RSU granted entitles the grantee to one share of the Company’s common stock upon the vesting date of the RSU. The RSUs vest as follows: (i) 50% upon the date that the closing price of the Company’s common stock equals or exceeds $10.00 per share and; (ii) 50% upon the date that the closing price of the Company’s common stock equals or exceeds $12.00 per share. Prior to the vesting of the RSUs, the grantee will not be entitled to any dividends declared on the Company’s common stock. The RSUs do not expire, however, should the grantee discontinue employment with the Company for any reason other than death or disability, all unvested RSUs will be deemed forfeited on the date employment is discontinued.
(3)	The aggregate grant date fair value for stock and option awards has been presented in the table above in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 718. For disclosure regarding the assumptions made in the valuation of these awards, refer to notes 2 and 11 to the Company’s consolidated financial statements for the year ending December 31, 2015 on Form 10-K filed with the Securities and Exchange Commission on March 17, 2016.
(4)	Other compensation for 2014 for Mr. Gantley included a cash sign-on payment of $25,000. Mr. Gantley resigned from his positions with the Company effective April 2016.

The following table shows the number of outstanding stock options that are held by our named executive officers as of December 31, 2015. The Company’s named executive officers did not exercise any stock options during the year ended December 31, 2015.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
		Option awards				Stock awards
Name	Grant Date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)
Douglas N. Raucy	02/28/2014	33,033	—	8.00	06/15/2016	—	—
	03/31/2014	26,128	39,193	8.00	03/31/2019	—	—
	04/04/2014	2,265	3,398	8.69	04/04/2019	—	—
	05/29/2015	—	—	—		12,500	95,625
John S. Hill	03/31/2014	4,311	6,467	8.00	03/31/2019	—	—
	04/04/2014	374	561	8.69	04/04/2019	—	—
	05/29/2015	—	—	—		4,000	30,600
Dean E. Stroud	03/31/2014	8,753	13,129	8.00	03/31/2019	—	—
	04/04/2014	759	1,138	8.69	04/04/2019	—	—
	05/29/2015	—	—	—		4,000	30,600

(1)	Concurrent with the exercise of the option granted to Mr. Raucy on February 28, 2014, the Company will grant up to 33,033 matching shares of restricted common stock of the Company to Mr. Raucy as a one-for-one match against the option shares exercised (the “Matched Shares”). The Matched Shares will vest 100% on the fourth anniversary of the date in which the Matched Shares are issued, subject to Mr. Raucy’s continued employment with the Company.
(2)	The February 28, 2014 option grant to Mr. Raucy vested 100% to Mr. Raucy on grant date. The March 31, 2014 and April 4, 2014 option grants to our named executive officers vest as follows: (i) 20% on date of grant, and (ii) 20% on each of the next four anniversaries of grant date.
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(3)	Stock awards consist of 20,500 restricted stock units (“RSU’s”) granted to our executive officers on May 29, 2015. Each RSU granted entitles the grantee to one share of the Company’s common stock upon the vesting date of the RSU. The RSUs vest as follows: (i) 50% upon the date that the closing price of the Company’s common stock equals or exceeds $10.00 per share and; (ii) 50% upon the date that the closing price of the Company’s common stock equals or exceeds $12.00 per share. Prior to the vesting of the RSUs, the grantee will not be entitled to any dividends declared on the Company’s common stock. The RSUs do not expire, however, should the grantee discontinue employment with the Company for any reason other than death or disability, all unvested RSUs will be deemed forfeited on the date employment is discontinued.

Biographical information regarding our named executive officers is as follows. Mr. Raucy’s information can be found above under the subheading “Directors”.

John S. Hill, CPA, age 59, has served as our Vice President and Chief Financial Officer since July 2013. He has served as the Vice President, Secretary, Treasurer and Director of our subsidiary, Maison Insurance Company and has held the roles of Vice President, Treasurer and Director for our subsidiary, Maison Managers Inc. Prior to joining our company, Mr. Hill served as an Accounting Manager at AmeriLife Group, LLC from June 2013 to July 2013 and as the founder and owner of his consulting business, Hill Consulting Services LLC from July 2009 to June 2013. From June 2010 to September 2011, Mr. Hill served as the Chief Financial Officer of Prepared Insurance Company and prior to that, he served as the Chief Financial Officer, Controller and Treasurer of Travelers of Florida from May 1998 to June 2009. Mr. Hill also served as the Chief Financial Officer of Carolina Casualty Insurance Company from 1989 to 1997. Mr. Hill served on the Board of Governors of the Florida Automobile Joint Underwriting Association from 1999 through 2003. Mr. Hill’s executive experience includes his prior roles as a national insurance audit instructor and peer review team member in KPMG’s insurance practice. He also holds the designation of certified public accountant (inactive) and is a member of the American Institute of CPAs. Mr. Hill obtained a bachelor’s degree from Iowa State University with a double major in economics and accounting.

Robert G. Gantley, age 62, has served as our Vice President from November 2014 to April 2016, and as our Chief Operating Officer from November 2014 to October 2015. Additionally, Mr. Gantley served as Director of Maison Insurance Company from December 2014 to April 2016. Prior to his tenure with the Company, Mr. Gantley was President of ClaimCor, LLC; an insurance claim adjusting and underwriting inspection firm and served in that role for 10 months beginning in October 2013. From April 2010 to October 2013 Mr. Gantley served as the Vice President of research and development for SDII Global Corporation; a forensic engineering and earth sciences firm primarily serving the insurance industry on technical investigations, expert opinion work and other related matters. Mr. Gantley’s background and history centers on insurance claims and insurance operations at the regional and national level. Mr. Gantley was the Chief Operating Officer at Edison Insurance Company from 2005-2010 which is a Florida based homeowner insurance carrier that Mr. Gantley co-founded. Prior to Edison, Mr. Gantley was the Senior Vice President of Claims at Cypress Property and Casualty & Cypress Texas Lloyds for 3 years; a mid-size property and commercial lines carrier with business concentrations in the Florida and Texas marketplace. Prior to Cypress, Mr. Gantley held positions at Bankers Insurance Company/IMSG where Mr. Gantley worked for 6 years (1996-2002) finishing out his tenure as the Senior Vice President and Chief Operating Officer. Finally, Mr. Gantley spent his first 16 years of his insurance career at Allstate Insurance Company (1978-1994) working in a multitude of claim management jobs in many different states finishing his career with Allstate as the Territorial Claim Manager in Texas managing 560 employees. In April 2016, Mr. Gantley resigned from his positions with the Company and its subsidiaries.

Dean E. Stroud, age 64, has served as our Vice President and Chief Underwriting Officer and has been a member of the Board of Directors of Maison Insurance Company since October 2012 and a member of the Board of Directors and Secretary of Maison Managers, Inc. since February 2015. Prior to joining the Company, he was the Chief Underwriting Officer and a member of the Board of Directors of Access Home Insurance Company in Baton Rouge, Louisiana from September 2011 to October 2012, where he managed and supervised company underwriting operations. Mr. Stroud served as the Senior Underwriting Consultant of Americas Insurance Company from January 2011 to September 2011 and prior to that, served as their Chief Underwriting Officer from April 2010 to January 2011. From October 2003 to May 2009, he was the Vice President of MacNeill Group, Inc., where he directed Louisiana underwriting and claims operations as a service provider for Citizens. Mr. Stroud’s prior executive experience also includes several positions held at Audubon Insurance Company, which he joined in 1971. At Audubon Insurance Company, Mr. Stroud held the position of Senior Vice President with responsibility for companywide standard lines underwriting operations and all company branch offices. Subsequently, Mr. Stroud became President and Chief Operating Officer of Audubon Insurance Group and President of Audubon Insurance Company and Audubon Indemnity Company. He also was a director of Audubon Insurance Company and Audubon Indemnity Company. Mr. Stroud has held positions on advisory committees to the Professional Insurance Agents of Louisiana and has served on the Board of Directors of the Property Insurance Association of Louisiana. He earned a Bachelor of Arts degree from Louisiana State University in 1974.

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TRANSACTIONS WITH RELATED PERSONS

The Company has adopted a policy whereby any transactions between the Company and related persons take place on an arm’s–length basis and require the approval of a majority of our independent directors, as defined in the NASDAQ rules.

Kingsway Financial Services Inc., and Subsidiaries

Prior to the Company’s IPO on March 31, 2014, the Company operated as wholly owned subsidiary of Kingsway Financial Services, Inc. (“KFSI”). As a result of this relationship, KFSI, or other subsidiaries of KFSI had advanced the Company funds consisting of payments made directly to third parties on the Company’s behalf as well as allocated inter-company expenses for various shared-services and support. As of December 31, 2014, there was approximately $0.2 million due to KFSI under this arrangement which was paid by the Company, in cash, during 2015. As of January 1, 2015, the Company was no longer reliant on KFSI for support and other shared services and, as such, charges for these services ceased.

As of December 31, 2015, KFSI and its subsidiaries retained approximately 17.5% of the Company’s outstanding common shares.

Termination of Management Services Agreement

On February 11, 2014, the Company entered into the Management Services Agreement (“MSA”) with 1347 Advisors, LLC (“Advisors”), a wholly owned subsidiary of KFSI, pursuant to which Advisors provided certain services to the Company, including forecasting, analysis of capital structure and reinsurance programs, consultation in potential future restructuring or capital raising transactions, and consultation in potential corporate development initiatives. For the services performed, Advisors was paid a monthly fee equal to 1% of the Company’s gross written premiums, as defined in the MSA. Prior to the termination of this agreement, as discussed below, the Company incurred an expense of $0.02 million under the terms of the MSA for the year ended December 31, 2015.

The Company entered into an Agreement to Buyout and Release (the “Buyout”) with Advisors which terminated the MSA on February 24, 2015. In consideration of Advisors agreeing to voluntarily terminate the MSA, the Company (i) made a cash payment in the amount of $2.0 million to Advisors; (ii) executed and delivered the Performance Shares Grant Agreement to Advisors (as described below); (iii) issued to Advisors 120,000 shares of Series B Preferred Stock of the Company (the “Preferred Shares”, described below); and (iv) executed and delivered to Advisors a warrant (the “Warrant”) to purchase 1,500,000 shares of the Company’s common stock at an exercise price of $15.00 per share. The Warrant expires on February 24, 2022.

The Preferred Shares have a par value of $25.00 per share and pay annual cumulative dividends at a rate of 8.0% per annum. Cumulative dividends shall accrue, whether or not declared by the Board of Directors and irrespective of whether there are funds legally available for the payment of dividends. Accrued dividends shall be paid in cash only when, as, and if declared by the Board out of funds legally available therefor or upon a liquidation or redemption of the Preferred Shares. In the event of any voluntary of involuntary liquidation, dissolution, or winding up of the Company, the holders of the Preferred Shares then outstanding shall be entitled to be paid out of the assets of the Company available for distributions to its shareholders, before any payment shall be made to holders of securities junior in preference to the Preferred Shares. The Preferred Shares rank senior to the Company’s common stock, and the Company is not permitted to issue any other series of preferred stock that ranks equal or senior to the Preferred Shares while the Preferred Shares are outstanding. On February 22, 2016 the Company’s board of directors authorized a dividend payment on the Preferred Shares for shareholders of record as of February 23, 2016. Accordingly, on February 24, 2016, the Company issued a cash payment of $0.24 million to Advisors representing the first annual dividend payment the Company has made on the Preferred Shares.

Unless redeemed earlier by the Company as discussed below, with the written consent of the holders of the majority of the Preferred Shares then outstanding, the Company will be required to redeem the Preferred Shares then outstanding on February 24, 2020 (the “Mandatory Redemption Date”), for a redemption amount equal to $25.00 per share outstanding plus all accrued and unpaid dividends on such shares. The Company has the option to redeem the Preferred Shares prior to the Mandatory Redemption Date immediately prior to the consummation of any change in control of the Company that may occur.

Both the Preferred Shares and the Warrant were issued in a private placement exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

The Performance Shares Grant Agreement grants Advisors 100,000 shares of the Company’s common stock issuable upon the date that the last sales price of the Company’s common stock equals or exceeds $10.00 per share for any 20 trading days within any 30-day trading period (the “Milestone Event”). Advisors will not be entitled to any dividends declared or paid on the Company’s stock prior to the Milestone Event having been achieved.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Securities Exchange Act of 1934, as amended, an officer, director, or greater-than-10% stockholder (the “Section 16 Reporting Persons”) of the Company must file a Form 4 reporting the acquisition or disposition of the Company’s equity securities with the Securities and Exchange Commission no later than the end of the second business day after the day the transaction occurred unless certain exceptions apply. Transactions not reported on Form 4 must be reported on Form 5 within 45 days after the end of the Company’s fiscal year. Such persons must also file initial reports of ownership on Form 3 upon becoming an officer, director, or greater-than-10% stockholder. Based solely upon our review of such forms filed by the Section 16 Reporting Persons, the Company identified one late report during 2015, in connection with the transfer of warrants from Fund Management Group LLC to FEA Pratt Family Holdings LLC, which was filed by Gordon G. Pratt, the Company’s Chairman of the Board of Directors.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND DIRECTORS & EXECUTIVE OFFICERS

The following table sets forth certain information regarding the beneficial ownership of shares of our common stock as of March 31, 2016 by:

•	Each person (or group of affiliated persons) known by us to beneficially own more than 5% of our common stock;
•	Each of our directors, director nominees, and named executive officers; and
•	All of our directors and named executive officers as a group.

The number and percentages of shares beneficially owned are based on 6,108,125 common shares outstanding as of March 31, 2016. Information with respect to beneficial ownership has been furnished by each director, officer and beneficial owner of more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally require that such persons have voting or investment power with respect to the securities. In computing the number of shares beneficially owned by a person listed below and the percentage ownership of such person, shares of common stock underlying options and warrants held by each such person that are exercisable within 60 days of March 31, 2016 are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. Except as otherwise noted below, and subject to applicable community property laws, the persons named have sole voting and investment power with respect to all shares of common stock shown as beneficially owned to them. Except as otherwise indicated below, the address for each beneficial owner is 1347 Property Insurance Holdings, Inc., 1511 N. Westshore Blvd, Suite 870, Tampa, FL 33607.

	Beneficially Owned
Name and Address of Beneficial Owner	Number of Shares	Percentage of Shares
5% Beneficial Owners
Kingsway Financial Services, Inc.(1) 150 Pierce Road, Itasca, IL 60143	2,575,000	33.8%
Fundamental Global Investors, LLC 4201 Congress St., Suite 140, Charlotte, NC 28209	586,491	9.6%
Legion Partners, LLC(2) 9401 Wilshire Blvd, Suite 705, Beverly Hills, CA 90212	562,748	9.2%
Solas Capital Management, LLC 163 Post Rd., Suite 2B, Darien, CT 06820	376,800	6.2%
Harbert Microcap Partners Fund GP, LLC 2100 Third Ave N., Suite 600, Birmingham, AL 35203	341,563	5.6%
Named Executive Officers and Directors
Gordon G. Pratt(3)(5)	642,745	10.0%
Leo Christopher Saenger, III(5)	36,445	*
Dennis A. Wong	—	*
Larry Gene Swets, Jr. (5)	17,745	*
Scott D. Wollney	3,000	*
Joshua S. Horowitz(4)	43,500	*
Douglas N. Raucy(6)	75,624	1.2%
John S. Hill(6)	7,028	*
Dean Stroud(6)	14,267	*
Robert G. Gantley(7)	—	*
Executive Officers and Directors as a Group (10 individuals)	840,354	13.2%
*	Less than 1.0%
1.	The number of beneficially owned shares attributed to KFSI includes warrants to purchase 1.5 million shares of the Company’s common stock. The warrants have an exercise price of $15 per share and expire on February 24, 2022. The number of beneficially owned shares attributed to KFSI does not include approximately 0.5 million shares potentially issuable to subsidiaries of KFSI pursuant to the March 26, 2014 and February 24, 2015 Performance Share Agreements. These shares are issuable as follows: (i) 100,000 shares at any time that the last sales price of the Company’s common stock trades at a price which equals or exceeds $10.00 per share for any 20 trading days within any 30 trading day period; (ii) 125,000 shares at any time that the last sales price of the Company’s common stock trades at a price which equals or exceeds $12.00 per share for any 20 trading days within any 30 trading day period; (iii) 125,000 shares at any time that the last sales price of the Company’s common stock trades at a price which equals or exceeds $15.00 per share for any 20 trading days within any 30 trading day period and; (iv) 125,000 shares at any time that the last sales price of the Company’s common stock trades at a price which equals or exceeds $18.00 per share for any 20 trading days within any 30 trading day period.
2.	Information regarding beneficial ownership of our common stock by Legion Partners, LLC is included herein in reliance on a Schedule 13D/A filed with the SEC on August 5, 2014.
3.	Mr. Pratt’s beneficial interest includes 312,500 shares of the Company’s common stock owned by Fund Management Group, LLC (“FMG”) as well as warrants to purchase 312,500 shares of the Company’s common stock at an exercise price of $9.60 per share which are owned by FEA Pratt Family Holdings LLC. Both FMG and FEA Pratt Family Holdings LLC are managed by Mr. Pratt, who also holds exclusive authority over both entities.
4.	Mr. Horowitz’s beneficial interest includes 36,500 shares of the Company’s common stock owned by Palm Global Small Cap Master Fund, of which Mr. Horowitz is portfolio manager, as well as 7,000 shares of the Company’s common stock held in various retirement accounts in the name of Mr. Horowitz or of his immediate family. Mr. Horowitz has sole voting and investment power over these shares.

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5.	The beneficial interests of Mr. Pratt, Mr. Saenger, and Mr. Swets include 16,330 options granted to each director on March 31, 2014 as well as 1,415 options granted to each director on April 4, 2014. Director options vest immediately and have an exercise price equal to the market price of our common stock as of the date of issuance, and expire four years from the date of issuance.
6.	The beneficial interests of Mr. Raucy, Mr. Hill and Mr. Stroud do not include 20,500 shares potentially issuable to these individuals pursuant to the restricted stock unit grants on May 29, 2015 discussed under the heading “Compensation of Executive Officers” in this proxy statement.
7.	Mr. Gantley resigned from his positions with the Company effective April 2016.

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OTHER MATTERS

The Board of Directors does not currently know of any other matters to be presented at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that the shares represented by proxy will be voted as recommended by the Board of Directors or, if no recommendation is given, in their own discretion using their best judgement.

HOUSEHOLDING

We have adopted a procedure which has been approved by the SEC called householding. As permitted by the Exchange Act, stockholders of record having the same last name and residing at the same address and who do not participate in electronic delivery of proxy materials will receive only one copy of our proxy statement and annual report, unless those stockholders have notified us of their desire to receive multiple copies of the materials.

Stockholders residing at the same address who currently receive only one copy of the proxy statement and who would like to receive an additional copy of the proxy statement for this Annual Meeting or for future meetings may make this request by contacting our Corporate Secretary at (813) 579-6213 or in writing at 1511 N. Westshore Blvd, Suite 870, Tampa, FL 33607.

STOCKHOLDER PROPOSALS FOR PRESENTATION AT THE 2017 ANNUAL MEETING

Stockholder proposals intended to be considered for inclusion in next year’s proxy statement and form of proxy for presentation at the 2017 Annual Meeting of Stockholders must comply with Securities and Exchange Commission Rule 14a-8. The deadline for submitting such proposals is December 30, 2016, unless the date of the 2017 Annual Meeting is more than 30 days before or after the one-year anniversary date of the Annual Meeting, in which case proposals must be submitted a reasonable time before we print our proxy materials for the 2017 Annual Meeting.

Stockholders wishing to submit proposals for the 2017 Annual Meeting outside the process of Securities and Exchange Commission Rule 14a-8 or nominate individuals to our Board of Directors must comply with the advance notice and other provisions of Article I, Section 4 of our bylaws. To be timely, notice of the proposal must be received by the Company between January 27, 2017 and February 26, 2017 provided, however that in the event the 2017 Annual Meeting is advanced by more than 30 days before or delayed by more than 60 days after the anniversary date of our Annual Meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the 2017 Annual Meeting and not later than the close of business on the later of (i) the 90th day prior to the 2017 Annual Meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made.

Stockholder proposals should be addressed to 1347 Property Insurance Holdings, Inc., Secretary of the Corporation, 1511 N. Westshore Blvd, Suite 870, Tampa, Florida 33607. The specific requirements for submitting stockholder proposals are set forth in Article II, Section 4 of our bylaws.

By Order of the Board of Directors

/s/ Gordon G. Pratt

Gordon G. Pratt

Chairman of the Board

Tampa, Florida

April 29, 2016

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1347 PROPERTY INSURANCE HOLDINGS, INC. 1511 N. WESTSHORE BLVD., SUITE 870 TAMPA, FL 33607	VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E06428-P76548	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

1347 PROPERTY INSURANCE HOLDINGS, INC.		For All	Withhold All	For All Except		To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
1.	Election of Directors	☐	☐	☐
Nominees:
01) Gordon G. Pratt
02) Leo Christopher Saenger, III
03) Dennis A. Wong

The Board of Directors recommends you vote FOR proposals 2:							For	Against	Abstain

2.	To ratify the appointment of BDO USA, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016.						☐	☐	☐

NOTE: To consider and transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated.					☐

Please indicate if you plan to attend this meeting			☐	☐
			Yes	No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]			Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and 10-K Wrap are available at www.proxyvote.com.

E06429-P76548

1347 PROPERTY INSURANCE HOLDINGS, INC.
Annual Meeting of Stockholders
May 27, 2016 10:00 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Douglas N. Raucy and John S. Hill and, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of 1347 PROPERTY INSURANCE HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, EDT, on May 27, 2016, at the offices of McDermott Will & Emery LLP, 340 Madison Ave., New York, NY 10173-1922, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side